TRAVELERS SERIES FUND INC.

On Behalf of

Smith Barney Large Cap Value Portfolio

(the “Portfolio”)

SUPPLEMENT DATED AUGUST 24, 2004

TO THE PROSPECTUS AND STATEMENT OF

ADDITIONAL INFORMATION DATED FEBRUARY 27, 2004

The following information supercedes the disclosure in the Prospectus and Statement of Additional Information of the Portfolio. Defined terms have the same meanings as set forth in the Prospectus and Statement of Additional Information.

Effective August 19, 2004, Mark McAllister, currently a co-manager of the Portfolio, and Robert Feitler are responsible for the day-to-day management of the Portfolio. Mr. McAllister is an investment officer of SBFM and a Managing Director of Salomon Brothers Asset Management Inc (“SaBAM”), an affiliate of SBFM and CGM. Mr. McAllister has 17 years of investment management experience. Mr. Feitler has been with SaBAM since 1995 and is a Director of SaBAM.

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